                                                                   EXHIBIT 10.98

                                                Agreement No.: 271-RSLR-3511-A-2

                AMENDMENT #2 TO RESELLER AGREEMENT
BETWEEN LEGATO SOFTWARE DIVISION, EMC CORPORATION AND MTI TECHNOLOGY CORPORATION

The Reseller Agreement between LEGATO SOFTWARE, a division of EMC Corporation, ("Legato"), its subsidiary Legato Systems Nederlands B.V., and MTI TECHNOLOGY CORPORATION ("Reseller") dated December 23, 2002, contract # 271-RSLR-3511 (the "Agreement"), as amended December 23, 2003 is hereby amended effective June 1, 2004 (the "Effective Date of Amendment #2"), as follows (all capitalized terms shall have the same meanings as set forth in the Agreement unless indicated otherwise):

Whereas both parties desire that Reseller resell software licenses for "Legato's Content Management Software"; and,

Whereas the parties agree to amend Schedule A-1 to change the pricing for Updates for Storage Management software licenses for a period of one year.

Now, therefore, the parties agree to the following:

1. Add new Schedules A-4, dated 05/01/04 and where references to Schedule A are contained in the language of the Agreement, add "and Schedule A-4".

2.    Add the following new Subsection 7.1 to Schedule A-1 as follows:

      "7.1 If Reseller has executed an Authorized Technical Support Provider Agreement with Legato, the price to the Reseller for Updates for Storage Management Software licenses for the End-User shall be EIGHT PERCENT (8%) of the List Price for Software installed at the End-User.

3. In Section 9, TERM AND TERMINATION, replace sub-section 9.1 in its entirety with the following:

            "9.1 TERM. This Agreement shall commence on the Effective Date and shall remain in effect until terminated pursuant to this Section 9 and as provided herein. Each Schedule A and/or Schedule B and/or Schedule C (referred to as "Schedule" for purposes of this Subsection) will specify its own term which will commence on the Effective Date specified in the Schedule and shall continue for the term specified in such Schedule, unless the Schedule is terminated as provided herein. If the Agreement is terminated pursuant to the terms of this Subsection, all Schedules attached to this Agreement shall be considered terminated."

IN WITNESS WHEREOF, the parties have executed this Amendment #2 as of the Effective Date set forth above.

LEGATO SOFTWARE, A DIVISION OF EMC    RESELLER: MTI TECHNOLOGY CORPORATION
CORPORATION

By: /s/ Robert B. Nahum                BY: /s/ Todd Schaeffer
    -------------------------             -------------------------
    AUTHORIZED REPRESENTATIVE             AUTHORIZED REPRESENTATIVE
Name: Robert B. Nahum                 Name: Todd Schaeffer
Title: Director                       Title: Chief Financial Officer
Date: 9/13/04                         Date: August 26, 2004

LEGATO SYSTEMS NEDERLAND B.V.                     Date
                                                8/30/04
By: /s/ [ILLEGIBLE]                             APPROVED
    -------------------------                    LEGATO
    AUTHORIZED REPRESENTATIVE                  CONTRACTS
Name: [ILLEGIBLE]                             [ILLEGIBLE]
Title: Authorized Representative                   BY
Date: September 16, 2004

Amendment 2 to MTI WW Reseller Agreement                     Legato Confidential
051104                                                                        WW

                                                Agreement No.: 271-RSLR-3511-A-2

                       SCHEDULE A-4 TO RESELLER AGREEMENT
                           CONTENT MANAGEMENT SOFTWARE
                                 PREMIER PARTNER

   TARGETS, TERRITORY, QUALIFICATION AND TRAINING REQUIREMENTS, PRICING, PRICE
     LIST, STANDARD DISCOUNTS, OTHER DISCOUNTS, COOPERATIVE MARKETING RATES

Unless defined otherwise herein, capitalized terms used in this Schedule shall have the same meaning as set forth in the Agreement.

      1. ANNUAL MINIMUM NET TARGET COMMITMENT. Reseller agrees to an annual Minimum Net Revenue Target Commitment of: US$175,000.00. Reseller's net revenue target commitment is based on actual cumulative net revenue received by Legato for Reseller's sale of Software licenses during any year of the Term, and does not include sales of Updates, End User Support, Technical Support, professional services, collateral, or Media Kits. Legato's "net revenue" is defined as gross billings plus re-bills, less credits of any kind.

      2. THE LEGATO GLOBAL PARTNER PROGRAM GUIDE ("THE GUIDE") WHICH APPLIES TO THE RESELLER HEREIN IS CALLED: Legato Global Partner Program for Content Management for North America.

      3. COOPERATIVE MARKETING ACCRUAL RATE: The percentage of Reseller's monthly "net revenue" from the sales of Software licenses as further described in Cooperative Marketing Plan is THREE PERCENT (3%).

      4.    TERRITORY. Territory as defined herein shall mean: WORLDWIDE

      5. QUALIFICATION AND TRAINING REQUIREMENTS. Reseller agrees to meet the headcount qualification and certification requirements as set forth in the Agreement in Sections 5.8 and 5.9, and which are specified in the table below

               SALES TRAINING AND QUALIFICATION (BY PRODUCT GROUP)
               ---------------------------------------------------
Salespeople                     2

                TECHNICAL TRAINING AND QUALIFICATION (BY PRODUCT)
Systems Engineers               2

      6. RESELLER PRICING, PRICE LIST, AND DISCOUNTS. Legato's pricing to Reseller shall be as follows. All discounts are from the list price of the Software listed in the LEGATO CONTENT MANAGEMENT CORPORATE PRICE LIST ("CPL") FOR NORTH AMERICA ("PRICE LIST"). "List Price" means the Legato price listed for the Software in the Price List. Legato reserves the right to revise any discount at the end of the Term of this Schedule or any subsequent renewal thereof.

DESCRIPTION                         DISCOUNT/PRICING
-----------                         ----------------
SOFTWARE LICENSES*                           42%                       Discount off Legato's then-current Price List specified above

*except for Kofax Ascent Capture

KOFAX ASCENT CAPTURE SOFTWARE**              38%                       off Legato's then-current Price List specified above

**See special terms below on the procurement of licenses for Kofax

END-USER SUPPORT
INCLUDES:
               END-USER SELECTED                                       Discount off Legato's then-current List Price of the End-User
               TECHNICAL SUPPORT    20% direct sell thru                                    Software installed base
                             AND

               UPDATES              20% direct sell thru               Discount off Legato's standard software Update fee charged to
                                                                       End-Users based on the List Price of their Software installed base

           PROFESSIONAL SERVICES                                       Discount off Legato's then-current published professional
                        DISCOUNT             25%                       services fees in the Price List

      7. If Reseller has executed an Authorized Technical Support Provider Agreement with Legato, the price to the Reseller for Updates for the End-User shall be EIGHT PERCENT (8%) of the List Price for Software installed at the End-User.

Amendment 2 to MTI WW Reseller Agreement                     Legato Confidential
051104                                                                        WW

      8. PRODUCTS. Except for Kofax Ascent Capture, Reseller will be allowed to resell licenses for all Software items in the specified Price List named above.

      9. KOFAX ASCENT CAPTURE. Reseller may only purchase Kofax Ascent Capture provided they have received and provided to Legato an authorized reseller number from Kofax.

      10. REFERENCE ACCOUNTS AND ADDITIONAL PRODUCT DISCOUNT. If Reseller registers two (2) validated referenceable End-User Accounts which Legato can use as a Software reference with a Legato prospective customer ("Reference Account"), upon validation of the second reference account, Reseller shall be entitled to apply for an additional two percent (2%) discount off of the List Price of the designated Price List for any new Software orders. In order for Reseller to maintain the 2% discount Reseller must provide Legato with a new Reference account every 90 days following the date of the initial entitlement of the 2% discount. If Reseller fails to provide a new Reference account within the 90 days then the discount will be revoked. If a Reference Account decides to terminate its status as a reference account, Reseller has thirty (30) days from the date of termination of status to register a replacement reference account. If Reseller fails to register a replacement account, then Reseller shall not be eligible for the additional product discount of 2%, and it is considered revoked by Legato. In order to be considered a valid Reference Account, after submission of the registration form by Reseller, Legato will verify with the proposed account and will notify Reseller of the status. If the Schedule is renewed as specified in the Agreement, if Reseller has valid Reference Accounts, Legato agrees to roll the Reference Accounts into the renewed Schedule and the discount will continue to be honored by Legato.

      11.   DEMO, NFR, & NFR LAB TESTING SOFTWARE.

                  12.1 DEMO SOFTWARE. Legato shall provide Reseller with demo software at no charge for each of Reseller's sales representatives and technical persons. This software shall be fully functional with a limit of 2000 docs or 12 months, whichever comes first. This software is for the purpose of product demonstration, testing, and presales activities. Support for the demo software is obtained through the Pre-sales Engineering group.

                  12.2 NFR PRODUCTION LICENSE. Upon submission of a Purchase Order from Reseller for the license fee and support fees as specified below, Legato will provide Reseller with live-for-production software as specified in the table below that is available for partners' internal use and cannot be resold. Support for the NFR production license is obtained through the Technical Support organization.

                               NFR PRODUCTION FEES

                        Software $1,000

INCLUDES:                                            Support fees and Updates will be based on that Software
      -     ApplicationXtender/WebXtender/ERMX-      which is licensed at the then-current support rate (either
            Total configuration of 6 Concurrent      Basic or Premier or ATSP) and Updates rate for the Reseller
            Connections                              based on the then-current List Price of each Software
      -     ERMX Server (1)                          license.
      -     DX Raid 500 GB

      Note: Other add-on components or options are available for purchase based on List Price less Reseller's then-current discount.

            Additional AX Components: OCR; Verity; Pro-Index;
                  Print Stream Options: PDF; AFP; Metacode; PCL; Business Intelligence Gateway

      12.3 NFR TEST LAB LICENSE: If Reseller requires a "live-for-testing license" for the Software that is used for the purpose of ongoing integration, testing of new product releases, and/or customization, Reseller must submit a written request to Legato which Legato shall consider on a case-by-case basis. If the request is allowed by Legato, support for the NFR Test Lab software is obtained through Legato's Pre-sales Engineering group.

12. SOFTWARE DEVELOPMENT TOOLKITS Reseller shall have the choice of purchasing a license for Legato's ApplicationXtender software development toolkit ("SDK Toolkit"). If Reseller chooses to procure a Toolkit, then the

Amendment 2 to MTI WW Reseller Agreement                     Legato Confidential
062104                                                                        WW
      terms and conditions of Exhibit A-2 hereof shall govern the license. Reseller shall be pre-qualified by a Legato authorized employee prior to procurement of a Toolkit license.

13. This Schedule A-4 is in effect for a period of one (1) year from the Effective Date of Amendment #2, which is June 1, 2004, unless terminated earlier pursuant to Section 9 of the Agreement.

LEGATO SYSTEMS, INC:                        RESELLER. MTI Technology Corporation

By: /s/ Robert B. Nahum                     By: /s/ Todd Schaeffer
    ---------------------------                 -------------------------
      AUTHORIZED REPRESENTATIVE                 AUTHORIZED REPRESENTATIVE
Name: Robert B. Nahum                       Name: Todd Schaeffer
Title: Director                             Title: Chief Financial Officer
Date:  9/13/04                              Date: August 26, 2004

                                      DATE
                                    8/30/04
                                    APPROVED
                                     LEGATO
                                   CONTRACTS
                                  [ILLEGIBLE]
                                  -----------
                                       BY




Amendment 2 to MTI WW Reseller Agreement                     Legato Confidential
062104                                                                        WW

                                                Agreement No.: 271-RSLR-3511-A-2

Amendment 2 to MTI WW Reseller Agreement                     Legato Confidential
051104                                                                        WW

                           EXHIBIT A-1 OF SCHEDULE A-4
               RESELLER AGREEMENT FOR CONTENT MANAGEMENT SOFTWARE
         LICENSE TERMS AND CONDITIONS FOR APPLICATIONXTENDER(TM) TOOLKIT

Reseller agrees that if it licenses an ApplicationXtender Toolkit, the following terms and conditions govern such SDK Toolkit. Unless defined otherwise herein, capitalized terms used in this Exhibit shall have the same meaning as set forth in the Agreement and the attached Schedules.

1. LICENSE GRANT AND USE. Legato, as licensor, grants to Reseller a non-exclusive license and right to use Legato's software development kit
      (SDK) for ApplicationXtender (the "SDK Toolkit"). The SDK Toolkit consists of documentation; on-line help; sample applications; a demo copy of the Product, and setup/uninstall utilities. The grant of this license and the use of the SDK Toolkit are for development purposes only.

2. OWNERSHIP AND LIMITATION OF USE. Legato retains title to and ownership of all of the components comprising the SDK Toolkit. Accordingly, this license is not a sale of original software or of any source code or any portion or copy of such. Further, Reseller agrees that its use of the SDK Toolkit shall be utilized solely to allow Reseller to design, develop, demonstrate and test Reseller's applications with Legato's ApplicationXtender.

3. COPY RESTRICTIONS. The SDK Toolkit and its accompanying materials are protected by copyrights and contain proprietary information and trade secrets of Legato. Copying of the SDK Toolkit materials even if modified, merged or included with other software, or of the written materials, is expressly forbidden without the prior written consent of Legato.

4. NON-ASSIGNABILITY AND PROHIBITED ACTIONS. The SDK Toolkit (and all of its components) is solely licensed hereby to Reseller, and may not be transferred to any third party without the express written consent of Legato. Reseller may not modify, translate, reverse engineer, decompile or disassemble the SDK Toolkit

5. SUPPORT. Support for the SDK Toolkit shall be provided by Reseller purchasing such services from Legato's Professional Services for Content Management Software

6. TERMINATION. This Schedule will terminate automatically without notice from Legato if Reseller fails to comply with any provision contained herein. Upon termination, Reseller shall return and/or destroy all materials and components comprising the SDK Toolkit, and all copies thereof.

7. DISCLAIMER. THE SDK TOOLKIT IS PROVIDED "AS IS." LEGATO DOES NOT MAKE ANY AND HEREBY DISCLAIMS ALL WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. The entire risk as to the quality and performance of the SDK Toolkit is with Reseller. Legato does not warrant that the functions contained in the SDK Toolkit will meet Reseller's requirements or that the operation of the product will be uninterrupted or error free.

8.    TRADEMARKS, TRADE NAMES, LOGOS, DESIGNATIONS AND COPYRIGHTS. Refer to
      Section 12 of the Agreement.

9. CONFIDENTIALITY. Reseller shall take all reasonably necessary and appropriate steps to preserve, protect and prevent disclosure of all of the Legato confidential and proprietary data and information contained in the SDK Toolkit. For purposes of this Schedule, all information and data comprising and contained in the SDK Toolkit is deemed to be confidential and proprietary.

LEGATO SYSTEMS INC.                         RESELLER: MTI TECHNOLOGY CORPORATION

By: /s/ Robert B. Nahum                     By: /s/ Todd Schaeffer
    --------------------                        --------------------------
    Authorized Signature                        Authorized Signature
Name: Robert B. Nahum                       Name: Todd Schaeffer
Title: Director                             Title: Chief Financial Officer
Date: 9/13/04                               Date: August 26, 2004

                                      DATE
                                     8/30/04
                                    APPROVED
                                     LEGATO
                                    CONTRACTS
                                   [ILLEGIBLE]
                                   -----------
                                       BY

Amendment 2 to MTI WW Reseller Agreement                     Legato Confidential
062104                                                                        WW

                                       6